VANGUARD/
MORGAN GROWTH
FUND


Semiannual Report - June 30, 1998


[PHOTO]


[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

        We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

        But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

        They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                  [PHOTO]

John C. Bogle            John J. Brennan
---------------          ---------------
Senior Chairman          Chairman & CEO

CONTENTS
A Message to Our Shareholders .................  1

The Markets in Perspective ....................  4

Report From the Advisers ......................  6

Portfolio Profile .............................  8

Performance Summary ........................... 10

Financial Statements .......................... 11

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard/Morgan Growth Fund, continuing to benefit from the unprecedented bull market in stocks, earned +16.2% during the first half of 1998.

        Our total return (capital change plus reinvested dividends) for the half-year exceeded that of the average growth fund but trailed two relevant unmanaged benchmarks--the Standard & Poor's 500 Composite Stock Price Index and the Growth Fund Stock Index, which is based on the holdings of the 50 largest growth mutual funds.

-------------------------------------------------------
                                        TOTAL RETURNS
                                      SIX MONTHS ENDED
                                        JUNE 30, 1998
-------------------------------------------------------
Vanguard/Morgan Growth Fund                +16.2%
-------------------------------------------------------
Average Growth Mutual Fund                 +15.1%
-------------------------------------------------------
S&P 500 Index                              +17.7%
-------------------------------------------------------
Growth Fund Stock Index*                   +17.0%
-------------------------------------------------------

*Reflects the average common stock holdings of the 50 largest growth-oriented mutual funds.

        Morgan Growth Fund's return is based on an increase in net asset value from $17.54 per share on December 31, 1997, to $19.99 per share on June 30, 1998, with the latter figure adjusted for a dividend of $0.01 per share paid from net investment income and a distribution of $0.37 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy grew vigorously, inflation was subdued, and interest rates declined during the first half of 1998. Strong consumer spending, triggered by high employment and rising wages, was the economy's propellant and was more than enough to offset the negative effects of Asia's severe economic slump.

        Asia's troubles, which led to lower prices for many products exported to the United States, were partly responsible for the nation's benign inflation--consumer prices rose only 1.1% for the six months and 1.7% for the twelve months ended June 30. And low inflation soothed the bond market, where bond prices rose and interest rates declined: the yield on the 30-year U.S. Treasury bond was 5.63% on June 30, down 29 basis points (0.29 percentage point) from its yield at the start of the year.

        Stock prices rose in five of the period's six months, with the market rebounding strongly in June from a modest setback in May. The stock market's advance was--once again--led by a relatively narrow segment of blue-chip growth companies. More than half of the S&P 500 Index's remarkable +17.7 return during the period was accounted for by fewer than 20 very large-capitalization stocks. The growth component of the S&P 500 Index returned +23.1%, nearly double the +12.1% earned by its value stocks.

        Morgan Growth Fund, benefiting from the market's tilt toward growth stocks, gained +16.2%, 1.1 percentage points above the average growth fund's +15.1% return. Both Morgan and its average competitor lagged the returns of the unmanaged S&P 500 Index for a simple reason: Neither the fund nor its average peer was as heavily concentrated as the Index in several incredibly strong performers, including Microsoft (now the S&P 500's second-largest holding, +68% for the half-year), Wal-Mart (seventh-largest, +54%), and Lucent Technologies (twelfth-largest, +108%). Those three issues accounted for more than 4 percentage points of the +17.7% earned by the Index during the half-year.

        The fund's strongest sector during the period was the consumer discretionary group, which represented 21% of the fund's average equity assets and returned +35.7%. Stocks in the "other energy" category, including exploration and oil-services companies, were our weakest performers (down 23.7%), and we were hurt versus the Index by holding more than 4% of our assets in that sector, triple the Index weighting.

        We note that an unmanaged index is a tough competitor for real-world funds because indexes exist only on paper and bear none of the operating and transaction costs that actual mutual funds incur. Also, a stock index holds no cash, which serves as a drag on performance during a rapidly rising stock market. Although it is difficult to outperform the Index, that is our long-term objective. We are fortunate in having to overcome only a relatively modest cost handicap versus the Index: Morgan Growth Fund's annualized operating costs are 0.47% of net assets. This expense ratio is a distinct advantage versus competitors, because it is more than 1 percentage point lower than that charged by the average growth fund.

        As we reported six months ago, about 10% of the fund's assets were reallocated during the period from Husic Capital Management to two of our other advisers, Franklin Portfolio Associates and Vanguard Core Management. Wellington Management Company, LLP, continued as a major adviser to the fund. We are pleased to report that the transition went smoothly. The adjacent table shows the allocation of assets among our three advisers as of June 30.

-------------------------------------------------------------------
                                               ASSETS MANAGED
                                                JUNE 30, 1998
                                          -------------------------
                                          $ MILLION        PERCENT
-------------------------------------------------------------------
Franklin Portfolio Associates              $1,392            42%
Wellington Management                       1,283            39
Vanguard Core Management                      455            14
Cash Reserve*                                 168             5
-------------------------------------------------------------------
Total                                      $3,298           100%
-------------------------------------------------------------------

*This cash reserve is invested in equity index futures to simulate investment in stocks; each adviser also maintains a modest cash reserve.

IN SUMMARY

We confess to having been surprised--though quite gratified--by the strength of the stock market's continuing advance during the first half of 1998. We note that the returns over the past twelve months for the S&P 500 Index (+30.2%) and for Morgan Growth Fund (+32.2%) are nearly three times the long-term average annual return from stocks.

        Though we claim no predictive powers, we feel safe in saying that such outsized returns can't continue indefinitely. And we reiterate our long-standing recommendation that investors hold balanced portfolios--consisting of bond and money market funds in addition to stock funds--appropriate to their unique financial situations, goals, and temperament. Such portfolios are time-tested vehicles for reaping the rewards of financial markets as well as for "staying the course" toward your long-term objectives.


/s/ JOHN C. BOGLE                             /s/ JOHN J. BRENNAN

John C. Bogle                                 John J. Brennan
Senior Chairman                               Chairman and
                                              Chief Executive Officer
July 10, 1998

Notice to Shareholders

At a special meeting on June 30, 1998, shareholders of Vanguard/Morgan Growth Fund overwhelmingly approved four proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the fund pays annually by approximately $227,000 at current asset levels. Approved by 96.91% of the shares voted, as follows:

                ------------------------------------------------
                     FOR             AGAINST           ABSTAIN
                ------------------------------------------------
                 94,201,459         1,353,323         1,648,767
                ------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This permits Morgan Growth Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 94.14% of the shares voted, as follows:

                ------------------------------------------------
                     FOR             AGAINST           ABSTAIN
                ------------------------------------------------
                 91,511,506         3,131,714         2,560,329
                ------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 93.08% of the shares voted, as follows:

                ------------------------------------------------
                     FOR             AGAINST           ABSTAIN
                ------------------------------------------------
                 90,473,312         3,788,584         2,941,653
                ------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN UNSEASONED COMPANIES. This change eliminates the fund's policy of not investing more than 5% of net assets in securities issued by companies that have fewer than three years of operating history, taking into account any predecessors. Approved by 90.93% of the shares voted, as follows:

                ------------------------------------------------
                     FOR             AGAINST           ABSTAIN
                ------------------------------------------------
                 88,383,519         5,473,301         3,346,730
                ------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended June 30, 1998

Blue skies predominated for U.S. financial markets during the first six months of 1998, and even the occasional clouds had silver linings. The bond market provided solid returns during the half-year, while the stock market's performance was extraordinarily strong.

        After expanding at a 5.4% annual pace during the first quarter, the U.S. economy kept steaming along through June, fueled by powerful increases in household spending. Consumers had reason to be upbeat: plentiful jobs (unemployment fell to 4.3% of the workforce in May); rising wages (personal income in May was 5.9% higher than in May 1997); and tame inflation (consumer prices in June were up only 1.7% from a year before).

        The economic push provided by consumers more than compensated for the drag caused by Asia's severe economic problems. Weakening currencies and business slowdowns in Asia cut into U.S. exports and lowered the cost of Asian imports, causing the U.S. trade deficit to hit record levels. Ominously, Asia's problems appear to be more serious and enduring than many economists expected. Yet for Americans this "Asian contagion" has a bright side: It serves as an escape valve for the inflationary pressures that ordinarily would be expected to build up with the U.S. economy humming along at high speed.

-------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                 PERIODS ENDED JUNE 30, 1998
                                           ------------------------------------
                                            6 MONTHS     1 YEAR       5 YEARS*
-------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             17.7%        30.2%        23.1%
   Russell 2000 Index                         4.9         16.5         16.0
   MSCI EAFE Index                           16.1          6.4         10.3
-------------------------------------------------------------------------------
FIXED-INCOME
   Lehman Aggregate Bond Index                3.9%        10.5%         6.9%
   Lehman 10-Year Municipal Bond Index        2.6          8.5          6.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                2.6          5.3          4.9
-------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.1%         1.7%         2.5%
-------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

The mixture of robust economic growth and anemic inflation was a tonic for the U.S. stock market. Although prices generally rose, there were striking disparities in returns between large-capitalization and small-cap stocks and between growth and value stocks. The large-cap-dominated S&P 500 earned 17.7% during the six months, nearly double the 9.4% return on the rest of the market (as measured by the Wilshire 4500 Index) and more than triple the 4.9% return on the small-cap Russell 2000 Index. Within the S&P 500 Index, growth stocks were up 23.1%, while value stocks rose 12.1%.

        A decline in interest rates contributed to the stock market's rise, as falling rates on bonds tend to make equities more attractive and to boost the price investors will pay for each dollar of a stock's earnings or dividends. Yet growth in earnings and dividends--the long-term underpinning of stock prices--was unimpressive during the first half of 1998.

        Corporate earnings estimates were reduced in June, the tenth consecutive month in which securities analysts have cut their earnings estimates, according to I/B/E/S International, a financial research group. Earnings by the S&P 500 companies were expected to rise by only about 2% for the first half of 1998, I/B/E/S reported. With gains in prices outstripping increases in earnings and dividends, stock valuations are at or near all-time highs, an indication that investors expect ideal conditions to continue.

        Technology stocks were the best-performing sector during the first half of 1998, generating a 32.7% return. Three other sectors of the stock market--health care, consumer discretionary stocks such as retailers, and auto & transportation--each provided returns of about 25% for the six months. Companies involved in energy, chemicals, or other commodity-based businesses were generally laggards. Prices of many commodities have declined as Asia's economic funk cuts demand for energy and other industrial materials in the face of plentiful supplies.

U.S. FIXED-INCOME MARKETS

Investors in fixed-income securities enjoyed a moderate rise in the market value of their holdings because of declining interest rates. This price appreciation, added to coupon interest income, resulted in solid total returns. The 3.9% total return of the Lehman Aggregate Bond Index during the half-year brought its return for the 12 months ended June 30 to 10.5%, or a very generous 8.8% after adjustment for inflation.

        Yields on 10-year and 30-year U.S. Treasury bonds declined by 29 basis points (0.29 percentage point) to 5.45% and 5.63%, respectively, during the first half of 1998, with most of the drop occurring during the second quarter. The yield on 3-month Treasury bills declined 36 basis points to 4.99%. Mild inflation--consumer prices were up 1.1% for the half-year--enabled rates to decline despite the economy's strong growth.

        Yields on corporate and municipal bonds did not decline as far as those on Treasury securities because of a large increase in the supply of new bonds issued by companies and municipalities taking advantage of lower rates to refinance old debt. Similarly, mortgage-backed securities did not match Treasuries' performance because of expectations that large numbers of homeowners would pay off old, higher-coupon mortgage loans and refinance with new, lower-rate loans.

INTERNATIONAL EQUITY MARKETS

Stock markets in Europe soared while those in Asia and most emerging economies suffered steep declines in U.S.-dollar terms. The 16.1% overall return from international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index, masked the divergence between Europe and other regions.

        Europe's markets were up 27.1% when measured in local currencies and 26.5% in U.S. dollars, after adjusting for a slight overall rise in the dollar's value. Stocks benefited from an upswing in most European economies, from signs that corporate managers are increasingly focused on shareholder value, and from optimism concerning next year's planned adoption of the euro as a single European currency.

        In the Pacific, which is dominated by Japan's stock market, stocks were buffeted by several problems: slowing growth in economic activity; continued instability in currencies; political upheavals; and widespread worries about corporate and banking insolvencies. On balance, the region's stocks fell 6.0% in U.S.-dollar terms. Japanese stocks were down 2.5%, but losses were more severe in the region's smaller markets.

        Emerging markets were, on balance, down sharply. Asian stock markets were hurt by continued weakness in the currency values of several countries, by Japan's recession, and by a growing conviction that the region's economic troubles are far from transitory. Venezuela and Mexico, both key oil-producing nations, were hard hit by falling oil prices.

REPORT FROM THE ADVISERS

Vanguard/Morgan Growth Fund earned a 16.2% return during the first six months of 1998, ahead of the 15.1% return on the average growth mutual fund but behind the 17.7% gain of the S&P 500 Index.

        When the market's performance is so top-heavy--the 25 largest stocks in the S&P 500 outperformed the rest of the Index by more than 4 percentage points--it is difficult for actively managed funds to match or exceed the Index. The Index outperformed the average growth fund by 2.6 percentage points during the half-year and by 4.8 percentage points over the 12 months ended June 30.

        Despite the continued unraveling of Asian economies, the U.S. economy has maintained a stellar performance. As Federal Reserve Board Chairman Alan Greenspan said recently, we are in a virtuous economic circle with good growth, practically no inflation, full employment, and rising wages. With short-term interest rates high (when adjusted for the low inflation rate), the economy may continue to glide along unscathed by any surge in inflation. At the same time, the federal budget surplus could reach $100 billion in fiscal 1999, providing Washington policy makers quite a bit of flexibility in dealing with economic surprises.

        The economy's growth rate should slow to an annual pace of 2.5% to 3% over the next 18 months or so, and the inflation rate can be expected to bounce a bit higher, to around 2% in 1999.

        During the first half of 1998, Morgan Growth's best-performing groups in relation to market indexes were the consumer-discretionary category and utilities stocks. Among the winners in the former category were two of the fund's top-ten holdings, Home Depot (up 41% for the six months) and Dayton Hudson (up 44%). Strong gainers among the fund's utility holdings included Tele-Communications (up 38%) and WorldCom (up 60%).

        We had negative returns from our holdings in the "other energy" and consumer-staples sectors. Lower oil prices took a toll on oil production, services, and exploration stocks. Among the fund's poor performers were ENSCO International, Burlington Resources, and Vastar Resources. Proceeds from the sales of some energy holdings were put to work in USX-Marathon, where good results are expected to come from planned improvements to operations and growth in production.

        Financial-services stocks--our second-largest industry concentration--were generally strong performers. Among our winners in this category were Morgan Stanley Dean Witter (up 55%) and Green Tree Financial (up 64%). We added several financial stocks, including Marsh & McLennan, the world's largest insurance broker, and Heller Financial, a commercial finance company. We also added to our stake in Merrill Lynch, the nation's biggest stock-brokerage firm.

        Technology stocks produced plenty of surprises--both pleasant and unpleasant--during the period. Among the major disappointments were Galileo Technology, a semiconductor manufacturer, whose price was cut in half after we purchased it. On the positive side, we sold DST Systems after a significant run-up in its share price. Among additions to our technology holdings was a new position in Flextronics, a contract electronics manufacturer with extensive operations in Europe.

        Morgan Growth Fund's three advisers select stocks for the fund independently, though they share a common goal of long-term growth in capital. The following are brief descriptions of the advisers' strategies.

FRANKLIN PORTFOLIO ASSOCIATES

Franklin uses an array of computer models to analyze some 3,500 stocks in search of issues that appear to be undervalued. Franklin considers the economic cycle and we rank securities based on three key analyses: fundamental momentum, which seeks to identify companies with relatively strong near-term business prospects; relative value, which searches out stocks with attractive prices in relation to past market values or to specific financial measures such as book value or sales; and future cash flow, which assesses stocks based on prospects for growth in earnings and dividends.

WELLINGTON MANAGEMENT COMPANY, LLP

Wellington Management's portfolio manager seeks to identify companies with above-average prospects for growth, especially in industries undergoing fundamental changes. The investment process is supported by in-depth, company-by-company examination and analysis by more than 30 global industry analysts.

VANGUARD CORE MANAGEMENT GROUP

Vanguard Core Management Group uses computer models to rank some 2,000 stocks by a variety of measures, including cash flow, relative value, and share-price momentum. Overall rankings are based on weights assigned to the various measures. A portfolio is constructed from among the higher-ranking stocks to resemble the Growth Fund Stock Index, which reflects the average common stock holdings of the 50 largest growth-oriented mutual funds, in such key characteristics as market capitalization and diversification among industry sectors.

Franklin Portfolio Associates
Wellington Management Company, LLP
Vanguard Core Management Group

July 13, 1998

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by holding a well-diversified portfolio of growth stocks selected by several advisers using distinct investment strategies. Over time, such a portfolio should provide gross returns that parallel those of other large, growth-oriented mutual funds and net returns that exceed the group average.

PORTFOLIO PROFILE
Morgan Growth Fund

This Profile provides a snapshot of the fund's characteristics as of June 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
                                    MORGAN         S&P 500
------------------------------------------------------------
Number of Stocks                       386             500
Median Market Cap                   $12.7B          $50.0B
Price/Earnings Ratio                 24.7x           24.8x
Price/Book Ratio                      4.2x            4.5x
Yield                                 0.9%            1.4%
Return on Equity                     18.3%           21.6%
Earnings Growth Rate                 20.5%           16.4%
Foreign Holdings                      5.3%            1.7%
Turnover Rate                         81%*              --
Expense Ratio                       0.47%*              --
Cash Reserves                         1.8%              --

*Annualized.

INVESTMENT FOCUS
-------------------------------

[GRAPH]

VOLATILITY MEASURES
------------------------------------------------------------
                                    MORGAN         S&P 500
------------------------------------------------------------
R-Squared                             0.79            1.00
Beta                                  0.97            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
--------------------------------------------------------
Home Depot, Inc.                                   2.9%
America Online, Inc.                               1.8
Tele-Communications Class A                        1.7
Fannie Mae                                         1.5
Dayton Hudson Corp.                                1.4
Morgan Stanley Dean Witter & Co.                   1.3
Travelers Group Inc.                               1.3
AT&T Corp.                                         1.3
Ace, Ltd.                                          1.2
EMC Corp.                                          1.2
--------------------------------------------------------
Top Ten                                          15.6%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------------------
                                                             JUNE 30, 1997                   JUNE 30, 1998
                                                           ---------------------------------------------------------
                                                                MORGAN               MORGAN                 S&P 500
                                                           ---------------------------------------------------------
Auto & Transportation...............................              2.8%                 2.2%                   3.3%
Consumer Discretionary..............................             18.1                 21.8                   10.2
Consumer Staples....................................              4.2                  5.2                   10.7
Financial Services..................................             19.4                 21.5                   18.5
Health Care.........................................             13.6                 12.7                   12.1
Integrated Oils.....................................              1.0                  0.7                    6.5
Other Energy........................................              6.0                  3.2                    1.0
Materials & Processing..............................              6.2                  5.3                    5.2
Producer Durables...................................              5.0                  5.3                    3.5
Technology..........................................             16.6                 13.0                   13.0
Utilities...........................................              3.5                  6.3                   10.3
Other...............................................              3.6                  2.8                    5.7
--------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a portfolio invests; the midpoint of market capitalization (market price x shares outstanding) of a portfolio's stocks, weighted by the proportion of the portfolio's assets invested in each stock. Stocks representing half of the portfolio's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets invested in a portfolio's ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a portfolio's returns are likely to be more volatile because they depend more on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

PERFORMANCE SUMMARY

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

MORGAN GROWTH FUND
TOTAL INVESTMENT RETURNS: DECEMBER 31, 1977-JUNE 30, 1998
----------------------------------------------------------
                  MORGAN GROWTH FUND            S&P 500
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1978        16.1%       3.2%        19.3%         6.5%
1979        15.3        3.5         18.8         18.4
1980        30.5        4.2         34.7         32.4
1981        -7.1        2.3         -4.8         -4.9
1982        24.1        3.6         27.7         21.5
1983        25.8        2.6         28.4         22.5
1984        -8.1        2.0         -6.1          6.3
1985        27.5        2.8         30.3         31.8
1986         4.2        3.6          7.8         18.7
1987         3.3        1.7          5.0          5.3
1988        19.8        2.5         22.3         16.6
1989        19.9        2.8         22.7         31.7
1990        -4.4        2.9         -1.5         -3.1
1991        26.3        3.0         29.3         30.5
1992         8.1        1.4          9.5          7.6
1993         5.9        1.4          7.3         10.1
1994        -2.9        1.2         -1.7          1.3
1995        34.6        1.4         36.0         37.6
1996        22.3        1.0         23.3         23.0
1997        29.7        1.1         30.8         33.4
1998*       16.1        0.1         16.2         17.7
----------------------------------------------------------

*Six months ended June 30, 1998.

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998
-------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                               --------------------------------
                                                   DATE         1 YEAR     5 YEARS        CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Morgan Growth Fund                              12/31/1968      32.24%      21.29%        14.52%        1.90%     16.42%
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
June 30, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
MORGAN GROWTH FUND                            SHARES            (000)
----------------------------------------------------------------------
COMMON STOCKS (93.2%)(1)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (2.1%)
   AAR Corp.                                  58,500       $    1,729
-  AMR Corp.                                 136,400           11,355
   Airborne Freight Corp.                    147,400            5,150
-  Alaska Air Group, Inc.                     10,200              557
   Arctic Cat, Inc.                           27,300              270
   Burlington Northern Santa
     Fe Corp.                                 38,700            3,800
   Dana Corp.                                 54,600            2,921
   Fleetwood Enterprises, Inc.                28,800            1,152
   Ford Motor Co.                            189,700           11,192
   General Motors Corp.                       57,300            3,828
   Skywest, Inc.                              25,000              700
   Southwest Airlines Co.                    584,850           17,326
   Werner Enterprises, Inc.                  406,250            7,744
                                                           -----------
                                                               67,724
                                                           -----------
CONSUMER DISCRETIONARY (20.3%)
-  AccuStaff, Inc.                           737,800           23,056
-  ADVO, Inc.                                 54,300            1,531
-  America Online, Inc.                      549,000           58,194
-  Anchor Gaming                              10,300              800
-  AutoZone Inc.                              95,400            3,047
-  Barnes & Noble, Inc.                      185,000            6,926
-  Bed Bath & Beyond, Inc.                   275,000           14,248
-  Best Buy Co., Inc.                         38,400            1,387
-  Brinker International, Inc.               184,000            3,542
-  Brylane, Inc.                              40,500            1,863
-  CDI Corp.                                  11,400              305
   CanWest Global Communications
     Corp. Class A                           235,600            3,784
-  Capstar Broadcasting Corp.                221,800            5,573
-  Carmike Cinemas, Inc. Class A              23,500              633
-  Cendant Corp.                              50,800            1,060
-  Central Garden and Pet Co.                 62,400            1,942
-  Chancellor Media Corp.                     90,000            4,469
-  Clear Channel Communications,
     Inc.                                     54,940            5,995
-  Computer Horizons Corp.                    12,600              467
-  Consolidated Graphics, Inc.                 6,400              378
-  Consolidated Stores, Inc.                 200,000            7,250
   Darden Restaurants Inc.                   212,600            3,375
   Dayton Hudson Corp.                       930,800           45,144
   Deluxe Corp.                               15,200              544
   The Walt Disney Co.                       307,544           32,311
   Eastman Kodak Co.                          30,800            2,250
-  Electronic Arts Inc.                      215,000           11,610
   Ethan Allen Interiors, Inc.                53,900            2,692
-  Federated Department Stores, Inc.          34,200            1,840
   Food Lion Inc. Class A                     61,900              658
-  Fruit of the Loom, Inc.                   439,500           14,586
-  Furniture Brands International Inc.        96,100            2,697
   Gannett Co., Inc.                          58,500            4,157
   The Gap, Inc.                             550,000           33,894
-  Gartner Group, Inc. Class A                71,100            2,489
-  General Nutrition Cos., Inc.               49,100            1,528
-  Genesco, Inc.                              86,100            1,405
   Harcourt General, Inc.                      1,600               95
   Hasbro, Inc.                               39,700            1,561
   Hertz Corp. Class A                       190,000            8,419
   Hollinger International, Inc.             119,900            2,038
   Home Depot, Inc.                        1,150,300           95,547
-  Host Marriott Corp.                       103,300            1,840
   IKON Office Solutions, Inc.                73,100            1,065

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
MORGAN GROWTH FUND                            SHARES            (000)
----------------------------------------------------------------------
   International Game Technology              36,000       $      873
-  Jacor Communications, Inc.                155,000            9,145
-  Just for Feet, Inc.                        43,700            1,245
-  Kmart Corp.                               204,400            3,935
   Knight Ridder                             160,200            8,821
-  Lamar Advertising Co.                     135,000            4,843
   Estee Lauder Cos. Class A                 152,800           10,648
   Liz Claiborne, Inc.                        26,400            1,379
-  Lone Star Steakhouse &
     Saloon, Inc.                             19,800              273
   Mattel, Inc.                               95,300            4,032
   Maytag Corp.                                5,600              277
   McDonald's Corp.                           27,900            1,925
-  Michaels Stores, Inc.                      43,900            1,549
-  Neiman Marcus Group Inc.                  105,600            4,587
   News Corp. Ltd. ADR                       295,400            9,490
   News Corp. Ltd. Pfd. ADR                  300,000            8,475
-  Office Depot, Inc.                        313,200            9,885
   Olsten Corp.                              536,800            6,005
-  Outdoor Systems, Inc.                     731,868           20,492
-  Papa John's International, Inc.           120,000            4,733
   Premark International, Inc.                13,200              426
-  Promus Hotel Corp.                         71,812            2,765
-  Republic Industries, Inc.                 362,300            9,058
-  Revlon, Inc. Class A                      135,200            6,946
   Ross Stores, Inc.                          46,600            2,004
-  Samsonite Corp.                             4,123               45
   E.W. Scripps Co. Class A                   70,000            3,837
-  Snyder Communications, Inc.               105,200            4,629
   TJX Cos., Inc.                            175,000            4,222
-  Tele-Communications Liberty
     Media Group Class A                   1,400,000           54,338
   Tiffany & Co.                              48,200            2,314
   The Times Mirror Co. Class A               40,700            2,559
-  Ugly Duckling Corp.                         8,700               84
-  Valassis Communications, Inc.             302,800           11,677
-  Venator Group, Inc.                        93,400            1,786
-  Viacom Inc. Class B                       127,400            7,421
   Wal-Mart Stores, Inc.                     377,500           22,933
-  Windmere-Durable Holdings Inc.             15,800              566
-  World Color Press, Inc.                    66,100            2,314
                                                           -----------
                                                              670,731
                                                           -----------
CONSUMER STAPLES (4.8%)
   Albertson's, Inc.                         253,800           13,150
   Anheuser-Busch Cos., Inc.                  23,100            1,090
   Brown-Forman Corp. Class B                  1,000               64
   CVS Corp.                                 410,000           15,964
   Coca-Cola Enterprises, Inc.               300,000           11,775
   Dean Foods Corp.                          182,700           10,037
   Dimon Inc.                                269,400            3,031
   Gillette Co.                              160,000            9,070
   H.J. Heinz Co.                            281,000           15,771
   Interstate Bakeries Corp.                 404,200           13,414
-  The Kroger Co.                             12,800              549
   Nabisco Holdings Corp. Class A            285,000           10,278
   PepsiCo, Inc.                             215,000            8,855
   Philip Morris Cos., Inc.                  183,400            7,221
   Procter & Gamble Co.                       69,200            6,302
   RJR Nabisco Holdings Corp.                103,800            2,465
   Richfood Holdings, Inc.                   167,700            3,469
-  Safeway, Inc.                              87,000            3,540
   Sara Lee Corp.                             44,400            2,484
   Unilever NV ADR                           130,000           10,262
   Universal Corp.                           281,800           10,532
-  Vlasic Foods International, Inc.            4,090               82
                                                           -----------
                                                              159,405
                                                           -----------
FINANCIAL SERVICES (20.1%)
   AFLAC, Inc.                                47,200            1,431
   Ace, Ltd.                               1,000,000           39,000
   H.F. Ahmanson & Co.                        24,700            1,754
   Allstate Corp.                            204,200           18,697
   American Express Co.                       65,000            7,410
   American International
     Group, Inc.                             262,048           38,259
   Associates First Capital Corp.            208,933           16,062
   Automatic Data Processing, Inc.            50,400            3,673
-  BISYS Group, Inc.                         180,000            7,380
   Banc One Corp.                             26,070            1,455
   BankAmerica Corp.                         300,000           25,931
   Bankers Trust Corp.                        10,900            1,265
   Bear Stearns Co., Inc.                    323,574           18,403
   The Chase Manhattan Corp.                  92,336            6,971
   Citicorp                                   24,800            3,701
   Conseco Inc.                              571,100           26,699
-  Consumer Portfolio Services, Inc.          83,000              872
   Dain Rauscher Corp.                        50,005            2,738
   Dime Bancorp, Inc.                        474,400           14,202
   Donaldson, Lufkin & Jenrette, Inc.         43,800            2,226
   Dow Jones & Co., Inc.                      43,100            2,403
   The Dun & Bradstreet Corp.                658,400           23,785
   A.G. Edwards & Sons, Inc.                 376,400           16,068
   The Equitable Cos.                        438,400           32,853
   Fannie Mae                                805,400           48,928
   Fifth Third Bancorp                        82,400            5,191
   First Data Corp.                          485,600           16,177
   First Union Corp.                         389,600           22,694
   Franchise Finance Corp. of
     America REIT                             84,900            2,202
   Freddie Mac                               338,800           15,945
   GATX Corp.                                 11,700              513
   Golden West Financial Corp.                17,300            1,839
-  Heller Financial, Inc.                    160,000            4,800
   Legg Mason Inc.                           113,333            6,524
   Lehman Brothers Holdings, Inc.            176,000           13,651
   M & T Bank Corp.                            3,300            1,828
   MGIC Investment Corp.                      32,400            1,849
   Marsh & McLennan Cos., Inc.               183,950           11,117
   McDonald & Co. Investments                 77,200            2,533
   Mercury General Corp.                       4,600              296
   Merrill Lynch & Co., Inc.                 140,000           12,915
   Morgan Keegan, Inc.                       225,000            5,822
   Morgan Stanley
     Dean Witter & Co.                       481,900           44,034
   NationsBank Corp.                         206,200           15,774
   Ohio Casualty Corp.                        86,800            3,841
   Old Republic International Corp.          233,850            6,855
   Penncorp Financial Group Inc.             170,100            3,487
-  Policy Management
     Systems Corp.                           300,000           11,775
   Provident Cos., Inc.                      130,200            4,492

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                              SHARES            (000)
----------------------------------------------------------------------
   Providian Financial Corp.                  20,400       $    1,603
   Reliance Group Holdings                   216,700            3,792
   SLM Holding Corp.                          51,800            2,538
   St. Paul Cos., Inc.                        40,500            1,704
-  Security Capital Group Inc.
     Class B                                 355,700            9,471
   Summit Bancorp.                            29,000            1,378
   Travelers Property Casualty Corp.          29,400            1,261
   Travelers Group Inc.                      724,200           43,905
   U.S. Bancorp                              420,000           18,060
                                                           -----------
                                                              662,032
                                                           -----------
HEALTH CARE (11.8%)
   Abbott Laboratories                       689,600           28,187
-  Agouron Pharmaceuticals, Inc.             151,900            4,604
   American Home Products Corp.               88,400            4,575
-  AmeriSource Health Corp.                  174,200           11,443
-  Amgen, Inc.                                68,400            4,472
   Baxter International, Inc.                 64,600            3,476
-  Beverly Enterprises, Inc.               1,140,100           15,748
   Biomet, Inc.                              150,000            4,959
   Bristol-Myers Squibb Co.                    3,000              345
   Cardinal Health, Inc.                      85,700            8,034
   Columbia/HCA Healthcare Corp.             400,000           11,650
-  Covance, Inc.                             190,000            4,275
-  Express Scripts                            26,300            2,120
-  FPA Medical Management, Inc.              141,700              164
-  First Health Group Corp.                   34,200              975
-  Genentech, Inc.                           195,900           13,297
-  Genzyme Corp.                             350,000            8,947
-  Gilead Sciences, Inc.                     180,000            5,771
   Guidant Corp.                              32,100            2,289
   HBO & Co.                                 374,200           13,191
-  HEALTHSOUTH Corp.                       1,193,600           31,854
-  Health Management
     Associates Class A                      166,687            5,574
-  Human Genome Sciences, Inc.               100,000            3,569
-  Immunex Corp.                              90,000            5,962
   Johnson & Johnson                         362,500           26,734
   Eli Lilly & Co.                            89,000            5,880
-  Magellan Health Services, Inc.            126,700            3,215
   Manor Care Inc.                            14,900              573
   McKesson Corp.                            447,500           36,359
   Merck & Co., Inc.                          28,100            3,758
-  NovaCare, Inc.                            104,300            1,226
-  PSS World Medical, Inc.                   407,700            5,963
   Pharmacia & Upjohn, Inc.                  370,000           17,066
   Pfizer, Inc.                              198,600           21,585
-  Quintiles Transnational Corp.              46,300            2,277
-  Respironics, Inc.                         200,000            3,113
   Schering-Plough Corp.                      46,000            4,215
-  Sierra Health Services                     11,400              287
-  Tenet Healthcare Corp.                    267,400            8,356
-  Total Renal Care Holdings, Inc.           480,000           16,560
-  Utah Medical Products, Inc.                49,600              360
-  Vencor, Inc.                               95,300              691
   Warner-Lambert Co.                        240,000           16,650
   Zeneca Group PLC ADR                      425,000           18,647
                                                           -----------
                                                              388,996
                                                           -----------
INTEGRATED OILS (0.7%)
   Amoco Corp.                                29,200            1,215
   Mobil Corp.                                33,600            2,575
   Pennzoil Co.                               16,400              830
   Sun Co., Inc.                             137,300            5,329
   USX-Marathon Group                        330,000           11,323
   YPF SA ADR                                  6,000              180
                                                           -----------
                                                               21,452
                                                           -----------
OTHER ENERGY (3.0%)
-  BJ Services Co.                           550,600           16,002
   Diamond Offshore Drilling, Inc.            17,600              704
   ENSCO International, Inc.                 752,900           13,082
-  Global Marine, Inc.                        55,100            1,030
-  Input/Output, Inc.                        268,300            4,779
-  Nabors Industries, Inc.                     2,000               40
-  R & B Falcon Corp.                         20,414              462
-  Rowan Cos., Inc.                           48,900              950
   Santa Fe International Corp.              219,500            6,640
   Schlumberger Ltd.                         219,300           14,981
   Tidewater, Inc.                            46,900            1,548
   Transocean Offshore, Inc.                 513,800           22,864
-  Varco International, Inc.                 583,100           11,553
-  Western Atlas, Inc.                        33,500            2,843
                                                           -----------
                                                               97,478
                                                           -----------
MATERIALS & PROCESSING (4.9%)
   Air Products & Chemicals, Inc.            250,000           10,000
   Archer-Daniels-Midland Co.                326,260            6,321
-  Bethlehem Steel Corp.                     579,900            7,213
   Centex Corp.                              453,100           17,105
   Crompton & Knowles Corp.                  241,900            6,093
   Crown Cork & Seal Co., Inc.                12,400              589
-  Cytec Industries, Inc.                     54,400            2,407
   Dexter Corp.                               33,700            1,072
   Dow Chemical Co.                          101,400            9,804
   E.I. du Pont de Nemours & Co.              64,900            4,843
   Engelhard Corp.                           203,500            4,121
   Fluor Corp.                                81,400            4,151
   Fort James Corp.                           40,700            1,811
   Georgia Pacific Group                     189,000           11,139
   The BFGoodrich Co.                        129,700            6,436
   Illinois Tool Works, Inc.                  44,100            2,941
   Kimberly-Clark Corp.                      587,200           26,938
   Morton International, Inc.                270,000            6,750
   Norsk Hydro AS ADR                        104,300            4,602
   PPG Industries, Inc.                       43,300            3,012
   Precision Castparts Corp.                 289,400           15,447
   RPM Inc. (Ohio)                           276,125            4,694
   Reynolds Metals Co.                         1,000               56
   Texas Industries, Inc.                     26,800            1,420
   The Timken Co.                             25,200              776
   USG Corp.                                  24,600            1,331
   USX-U.S. Steel Group                       29,300              967
                                                           -----------
                                                              162,039
                                                           -----------
PRODUCER DURABLES (4.9%)
-  Alcatel Alsthom ADR                       200,000            8,138
-  Allied Waste Industries, Inc.              75,900            1,822
-  American Power Conversion Corp.            23,100              693
   AMP, Inc.                                  60,000            2,063
-  Aztec Technology Partners, Inc.            11,399               87

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
MORGAN GROWTH FUND                            SHARES            (000)
----------------------------------------------------------------------
   Caterpillar, Inc.                         227,500       $   12,029
   Danaher Corp.                              53,200            1,952
   Deere & Co.                               159,200            8,418
   General Motors Corp. Class H               75,000            3,534
   Honeywell, Inc.                           200,000           16,713
   Ingersoll-Rand Co.                        230,250           10,145
-  Lexmark International Group, Inc.
     Class A                                 196,000           11,956
   Herman Miller, Inc.                        35,800              870
-  Navigant International, Inc.                5,700               48
   Northern Telecom Ltd.                       8,500              482
   Parker Hannifin Corp.                      54,900            2,093
   Perkin-Elmer Corp.                        135,000            8,395
   Philips Electronics NV                    282,900           24,046
   Pitney Bowes, Inc.                         41,600            2,002
   Pulte Corp.                                71,200            2,127
-  School Specialty, Inc.                      6,333              104
   Snap-On Inc.                               86,500            3,136
   Sundstrand Corp.                           33,400            1,912
   Technitrol, Inc.                          103,800            4,146
   Tektronix, Inc.                            36,900            1,305
-  Thermo Instrument Systems, Inc.           294,250            7,724
   Thomas & Betts Corp.                       43,179            2,127
-  U.S. Office Products Co.                   14,249              278
   United Technologies Corp.                 218,600           20,220
-  Workflow Management, Inc.                   7,600               61
   Xerox Corp.                                40,700            4,136
                                                           -----------
                                                              162,762
                                                           -----------
TECHNOLOGY (12.1%)
   Adobe Systems, Inc.                        36,000            1,528
-  Adtran, Inc.                               15,000              392
-  Analog Devices, Inc.                      350,000            8,597
-  Apple Computer, Inc.                      214,600            6,156
-  Ascend Communications, Inc.                 1,800               89
-  BMC Software, Inc.                        500,000           25,969
-  BEA Systems, Inc.                         148,800            3,413
-  CDW Computer Centers, Inc.                 31,400            1,570
-  CHS Electronics, Inc.                     194,700            3,480
-  Cabletron Systems, Inc.                       400                5
-  Cadence Design Systems, Inc.              116,600            3,644
-  Cambridge Technology Partners              17,400              950
-  CIENA Corp.                                10,800              752
-  Cisco Systems, Inc.                       222,100           20,447
   Compaq Computer Corp.                     848,492           24,076
   Computer Associates
     International, Inc.                      78,000            4,334
   Computer Sciences Corp.                   590,000           37,760
-  Compuware Corp.                            94,800            4,847
-  Creative Technology Ltd.                   44,000              545
-  Dell Computer Corp.                        17,900            1,661
-  EMC Corp.                                 861,100           38,588
   Electronic Data Systems Corp.             232,400            9,296
-  Esterline Technologies Corp.               18,600              382
-  Flextronics International Ltd.            135,000            5,873
-  Galileo Technology Ltd.                   125,000            1,688
-  Gateway 2000, Inc.                         61,800            3,129
   Hewlett-Packard Co.                       125,000            7,484
-  Ingram Micro, Inc.                        280,000           12,390
   Innovex, Inc.                              19,000              248
   Intel Corp.                               108,700            8,057
   International Business
     Machines Corp.                           15,400            1,768
-  KEMET Corp.                                19,500              257
-  LSI Logic Corp.                            14,000              323
-  Loral Space & Communications              240,000            6,780
-  MRV Communications Inc.                    31,000              643
-  Microsoft Corp.                           255,000           27,636
-  Oracle Corp.                              186,900            4,591
-  Parametric Technology Corp.               616,000           16,709
-  PeopleSoft, Inc.                          200,000            9,400
-  SCI Systems, Inc.                         763,400           28,723
   Sony Corp. ADR                             69,800            6,007
-  Sterling Software, Inc.                   440,000           13,007
-  Storage Technology Corp.                      600               26
-  Sun Microsystems, Inc.                    250,200           10,868
-  Systemsoft Corp.                           19,300               29
-  Tech Data Corp.                           242,200           10,384
-  Tellabs, Inc.                              56,200            4,025
   Texas Instruments, Inc.                   111,700            6,514
   3Com Corp.                                200,000            6,138
-  Vitesse Semiconductor Corp.                30,000              926
-  Xilinx, Inc.                              200,000            6,800
                                                           -----------
                                                              398,904
                                                           -----------
UTILITIES (5.8%)
   AT&T Corp.                                733,900           41,924
-  AirTouch Communications, Inc.             485,700           28,383
   ALLTEL Corp.                                4,900              228
   Ameritech Corp.                            24,600            1,104
   Bell Atlantic Corp.                        22,404            1,022
   BellSouth Corp.                            65,600            4,403
   DTE Energy Co.                            498,200           20,115
   Duke Energy Corp.                          21,900            1,298
   Edison International                       32,200              952
   FPL Group, Inc.                           194,400           12,247
   GPU, Inc.                                  15,800              597
   GTE Corp.                                  45,300            2,520
   Houston Industries, Inc.                  359,233           11,091
-  ICG Communiations, Inc.                   130,000            4,753
-  Intermedia Communications Inc.            382,600           16,045
   KN Energy, Inc.                            34,100            1,848
-  NTL Inc.                                  121,200            6,484
   Public Service Enterprise
     Group, Inc.                             305,400           10,517
   SBC Communications Inc.                    39,800            1,592
-  Sempra Energy                              88,800            2,464
   Southern Co.                               24,600              681
-  Tele-Communications, Inc.
     Class A                                  82,900            3,185
-  WorldCom, Inc.                            401,200           19,433
                                                           -----------
                                                              192,886
                                                           -----------
OTHER (2.7%)
-  Berkshire Hathaway Class A                     10              783
   Carlisle Co., Inc.                         27,700            1,193
-  Ceridian Corp.                            150,000            8,813
   Dresser Industries, Inc.                  300,000           13,219
   General Electric Co.                      332,300           30,239
   Harris Corp.                               29,000            1,296
   Ogden Corp.                               140,300            3,885
   Raytheon Co. Class A                        1,957              113

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                              SHARES            (000)
----------------------------------------------------------------------
   Select Appointments
     Holdings PLC                            275,000            8,112
   Tenneco, Inc.                             148,600            5,656
-  Thermo Electron Corp.                     156,800            5,361
   Trinity Industries, Inc.                  164,400            6,823
   Tyco International Ltd.                    43,100            2,715
                                                           -----------
                                                               88,208
                                                           -----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $2,135,569)                                        3,072,617
----------------------------------------------------------------------
                                                FACE
                                              AMOUNT
                                               (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.3%)
----------------------------------------------------------------------
U.S. TREASURY BILL
(2)  4.97%, 7/23/1998                     $    7,700            7,677
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.67%, 7/1/1998                           212,016          212,016
   5.76%, 7/1/1998--Note F                    54,895           54,895
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $274,588)                                            274,588
----------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (COST $2,410,157)                                        3,347,205
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
----------------------------------------------------------------------
Other Assets--Note C                                           26,963
Liabilities--Note F                                           (75,850)
                                                           -----------
                                                              (48,887)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 165,025,836 outstanding
   $.001 par value shares
   (unlimited authorization)                               $3,298,318
======================================================================

NET ASSET VALUE PER SHARE                                      $19.99
======================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The combined market value of common stocks and index futures contracts represents 98.2% of net assets. See Note E in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

---------------------------------------------------------------------
                                               AMOUNT             PER
                                                (000)           SHARE
----------------------------------------------------------------------
 AT JUNE 30, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
  Paid in Capital                          $2,094,728          $12.69
  Undistributed Net
    Investment Income                          15,112             .09
  Accumulated Net
    Realized Gains                            247,829            1.50
  Unrealized Appreciation--Note E
    Investment Securities                     937,048            5.69
    Futures Contracts                           3,601             .02
----------------------------------------------------------------------
  NET ASSETS                               $3,298,318          $19.99
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------------------------
                                                                                            MORGAN GROWTH FUND
                                                                                SIX MONTHS ENDED JUNE 30, 1998
                                                                                                         (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                                                       $  16,490
     Interest                                                                                            7,234
                                                                                                     ----------
          Total Income                                                                                  23,724
                                                                                                     ----------
EXPENSES
     Investment Advisory Fees--Note B
          Basic Fee                                                                                      1,863
          Performance Adjustment                                                                           346
     The Vanguard Group--Note C
          Management and Administrative                                                                  4,484
          Marketing and Distribution                                                                       328
     Taxes (other than income taxes)                                                                       115
     Custodian Fees                                                                                         58
     Auditing Fees                                                                                           5
     Shareholders' Reports                                                                                  55
     Annual Meeting and Proxy Costs                                                                         13
     Trustees' Fees and Expenses                                                                             3
                                                                                                     ----------
          Total Expenses                                                                                 7,270
          Expenses Paid Indirectly--Note C                                                                (145)
                                                                                                     ----------
          Net Expenses                                                                                   7,125
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                   16,599
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
     Investment Securities Sold                                                                        233,036
     Futures Contracts                                                                                  18,356
---------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                      251,392
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                                             185,506
     Futures Contracts                                                                                   1,339
---------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                       186,845
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $454,836
===============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------
                                                                                     MORGAN GROWTH FUND
                                                                           ------------------------------------
                                                                               SIX MONTHS                 YEAR
                                                                                    ENDED                ENDED
                                                                            JUN. 30, 1998        DEC. 31, 1997
                                                                                    (000)                (000)
---------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                                      $   16,599           $   22,625
    Realized Net Gain                                                             251,392              345,022
    Change in Unrealized Appreciation (Depreciation)                              186,845              275,975
                                                                           ------------------------------------
        Net Increase in Net Assets Resulting from Operations                      454,836              643,622
                                                                           ------------------------------------
DISTRIBUTIONS
    Net Investment Income                                                          (1,604)             (22,504)
    Realized Capital Gain                                                         (59,310)            (352,704)
                                                                           ------------------------------------
        Total Distributions                                                       (60,914)            (375,208)
                                                                           ------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                        240,101              413,455
    Issued in Lieu of Cash Distributions                                           58,653              360,202
    Redeemed                                                                     (189,661)            (300,535)
                                                                           ------------------------------------
        Net Increase from Capital Share Transactions                              109,093              473,122
---------------------------------------------------------------------------------------------------------------
    Total Increase                                                                503,015              741,536
---------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                         2,795,303            2,053,767
                                                                           ------------------------------------
    End of Period                                                              $3,298,318           $2,795,303
===============================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                         12,674               23,640
    Issued in Lieu of Cash Distributions                                            3,014               21,663
    Redeemed                                                                      (10,050)             (17,290)
                                                                           ------------------------------------
        Net Increase in Shares Outstanding                                          5,638               28,013
===============================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                  MORGAN GROWTH FUND
                                                                                YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                 SIX MONTHS ENDED     ------------------------------------------------------------
THROUGHOUT EACH PERIOD                     JUNE 30, 1998        1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $17.54      $15.63       $14.09       $11.36       $12.01       $12.65
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                            .10        .160          .14          .15          .14          .18
    Net Realized and Unrealized Gain (Loss)
        on Investments                              2.73       4.435         3.07         3.89         (.34)         .71
                                                 ------------------------------------------------------------------------
        Total from Investment Operations            2.83       4.595         3.21         4.04         (.20)         .89
                                                 ------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income            (.01)      (.160)        (.14)        (.15)        (.14)        (.18)
    Distributions from Realized Capital Gains       (.37)     (2.525)       (1.53)       (1.16)        (.31)       (1.35)
                                                 ------------------------------------------------------------------------
        Total Distributions                         (.38)     (2.685)       (1.67)       (1.31)        (.45)       (1.53)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $19.99      $17.54       $15.63       $14.09       $11.36       $12.01
=========================================================================================================================

TOTAL RETURN                                      16.19%      30.81%       23.30%       35.98%       -1.67%        7.32%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)          $3,298      $2,795       $2,054       $1,471       $1,075       $1,135
    Ratio of Total Expenses to
        Average Net Assets                        0.47%*       0.48%        0.51%        0.49%        0.50%        0.49%
    Ratio of Net Investment Income to
        Average Net Assets                        1.08%*       0.93%        0.97%        1.10%        1.15%        1.36%
    Portfolio Turnover Rate                         81%*         76%          73%          76%          84%          72%
-------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard/Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

        2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. FUTURES: The fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

        Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, LLP, and Franklin Portfolio Associates provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees of each adviser are subject to quarterly adjustments based on performance relative to an index of the equity holdings of the largest growth stock mutual funds.

        The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $172,000 for the six months ended June 30, 1998.

        Prior to February 1, 1998, Husic Capital Management served as an adviser to the fund; effective February 1, 1998, assets managed by Husic Capital Management were reallocated to Franklin Portfolio Associates and Vanguard.

        For the six months ended June 30, 1998, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of average net assets of the fund before an increase of $346,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. At June 30, 1998, the fund had contributed capital of $623,000 to Vanguard (included in Other Assets), representing 0.9% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

        Vanguard has asked the fund's investment advisers to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the six months ended June 30, 1998, directed brokerage arrangements reduced the fund's expenses by $145,000 (an annual rate of 0.01% of average net assets).

D. During the six months ended June 30, 1998, the fund purchased $1,250,893,000 of investment securities and sold $1,149,421,000 of investment securities, not counting temporary cash investments.

E. At June 30, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $937,048,000, consisting of unrealized gains of $1,004,891,000 on securities that had risen in value since their purchase and $67,843,000 in unrealized losses on securities that had fallen in value since their purchase.

        At June 30, 1998, the aggregate settlement value of open futures contracts expiring in September 1998 and the related unrealized appreciation were:

            ----------------------------------------------------------------------------------------------
                                                                                       (000)
                                                                        ----------------------------------
                                                                         AGGREGATE
                                                   NUMBER OF             SETTLEMENT            UNREALIZED
            FUTURES CONTRACTS                   LONG CONTRACTS              VALUE             APPRECIATION
            ----------------------------------------------------------------------------------------------
            S&P 500                                   414                 $118,301               $2,524
            S&P Midcap 400                            269                   49,039                1,077
            ----------------------------------------------------------------------------------------------

F. The market value of securities on loan to brokers/dealers at June 30, 1998, was $52,700,000, for which the fund held cash collateral of $54,895,000. Cash collateral received is invested in repurchase agreements.

HONORARY CHAIRMAN

WALTER L. MORGAN, Founder.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.



  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
       is the owner of trademarks and copyrights relating to the Russell
         Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                              Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
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Index Trust
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   Growth Portfolio
   Mid Capitalization Stock
     Portfolio
   Small Capitalization Growth
     Stock Portfolio
   Small Capitalization Stock
     Portfolio
   Small Capitalization Value
     Stock Portfolio
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   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
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     Portfolio
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   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
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     Portfolio
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     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
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Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q262-6/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

[THE VANGUARD GROUP LOGO]

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Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

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1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.